MAYTAG CORPORATION

                                        Exhibit 23

                                 Consent of Ernst & Young

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Consent of Independent Auditors





Shareowners and Board of Directors
Maytag Corporation

We consent to the incorporation by reference in Registration Statement Number 33-8249, Registration Statement Number 33-8248, Registration Statement Number 33-6378, Registration Statement Number 33-22228, and Registration Statement Number 33-26620 on Forms S-8; and Registration Statement Number 33-35219 on Form S-3 of Maytag Corporation and in the related Prospectuses of our report dated February 1, 1994, with respect to the financial statements and schedules of Maytag Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1993.




                                              Ernst & Young

Chicago, Illinois
March 28, 1994


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                       Consent of Independent Auditors





Shareowners and Board of Directors
Maytag Corporation

We consent to the incorporation by reference in Registration Statement Number 33-8249, Registration Statement Number 33-8248, Registration Statement Number 33-6378, Registration Statement Number 33-22228, and Registration Statement Number 33-26620 on Forms S-8; and Registration Statement Number 33-35219 on Form S-3 of Maytag Corporation Salary Savings Plan of our report dated March 14, 1994, with respect to the financial statements and schedules of Maytag Corporation Salary Savings Plan included in this Annual Report (Form 11-K) for the year ended December 27, 1993.




                                              Ernst & Young

Chicago, Illinois
March 28, 1994

                       Consent of Independent Auditors





Shareowners and Board of Directors
Maytag Corporation

We consent to the incorporation by reference in Registration Statement Number 33-8249, Registration Statement Number 33-8248, Registration Statement Number 33-6378, Registration Statement Number 33-22228, and Registration Statement Number 33-26620 on Forms S-8; and Registration Statement Number 33-35219 on Form S-3 pertaining to The Hoover Company Retirement Savings Plan for Hourly-Rated Employees of Maytag Corporation of our report dated March 14, 1994, with respect to the financial statements and schedules of The Hoover Company Retirement Savings Plan for Hourly-Rated Employees included in this Annual Report (Form 11-K) for the year ended December 27, 1993.




                                              Ernst & Young

Chicago, Illinois
March 28, 1994

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